Exhibit 99.1
For Immediate Release
Great Wolf Resorts Says Company Not for Sale
     MADISON, Wis., August 16, 2006—Great Wolf Resorts, Inc. (NASDAQ: WOLF), America’s leading family of indoor waterpark resorts, today said that the company has no plans to sell the company or engage an investment banking firm to explore the possible sale of the company. Yesterday, the company received a letter from Hayground Cove Asset Management LLC, a shareholder, in which Hayground encouraged the company’s Board of Directors to engage an investment banker to explore a sale of Great Wolf Resorts.
     “Our board is mindful of its fiduciary responsibilities to act in the best interests of all shareholders,” said John Emery, Great Wolf Resorts’ chief executive officer. “Further, the board appreciates the interest that shareholders have in the company, and welcomes input from the company’s shareholders. The board routinely discusses prospects for Great Wolf Resorts and the strategic direction of the company. As a result of recent consideration and discussion by the board, the company’s independent directors unanimously believe that a sale of Great Wolf Resorts at this time is not in the long-term best interest of shareholders. The independent directors affirmed to me their confidence in the performance of the company’s management, their belief in the value of the company’s pipeline of potential development deals, and their optimism in the growth prospects for the company’s Great Wolf Lodge brand. The independent directors believe that our recent financial results validate the company’s business plans, and they are optimistic about the company’s long-term growth potential.”

About Great Wolf Resorts, Inc.
     Great Wolf Resorts, Inc.® (NASDAQ: WOLF) is North America’s largest family of indoor waterpark resorts and owns and operates its family resorts under the Great Wolf Lodge® and Blue Harbor Resort™ brands. Great Wolf Resorts is a fully integrated resort company and owns and/or manages Great Wolf Lodge locations in: Wisconsin Dells, Wis.; Sandusky, Ohio; Traverse City, Mich.; Kansas City, Kan.; Williamsburg, Va.; the Pocono Mountains, Pa.; Niagara Falls, Ontario; and Blue Harbor Resort & Conference Center in Sheboygan, Wis. Great Wolf Lodge properties are currently in predevelopment and/or under construction in Mason, Ohio; Grapevine, Texas; and Grand Mound, Wash.
     The company’s resorts are family-oriented destination facilities that generally feature 300 to 400 rooms and a large indoor entertainment area measuring 40,000 to 100,000 square feet. The all-suite properties offer a variety of room styles, arcade/game rooms, fitness centers, themed restaurants, spas, supervised children’s activities and other amenities. Additional information may be found on the company’s website at www.greatwolf.com.
Forward-Looking Statements
     This press release may contain forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, including, among others, statements regarding Great Wolf Resorts’ future prospects, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Great Wolf Resorts, Inc. and members of its board of directors and management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the company’s ability to control or predict. Such factors include, but are not limited to, competition in the company’s markets, changes in family vacation patterns and consumer spending habits, regional or national economic downturns, the company’s ability to attract a significant number of guests from its target markets, economic conditions in its target markets, the impact of fuel costs, the company’s ability to develop new resorts in desirable markets or further develop existing resorts on a timely and cost efficient basis, the company’s ability to manage growth, including the expansion of the company’s infrastructure and systems necessary to support growth, the company’s ability to manage cash and obtain additional cash required for growth, potential accidents or injuries at its resorts, its ability to achieve or sustain profitability, downturns in its industry segment and extreme weather conditions, increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the company’s insurance coverage, the company’s ability to protect its intellectual property, trade secrets and the value of its brands, and other factors discussed under Item IA (Risk Factors) in Great Wolf Resorts 2005 Form 10-K. We assume no duty to update these statements.
     Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to Great Wolf Resorts or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and the company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.